UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017 (July 27, 2017)

QUANTUM MATERIALS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52956	20-8195578
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3055 Hunter Road San Marcos, TX	78666
(address of principal executive offices)	(zip code)

214-701-8779
(registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

(1) Previous Independent Auditors:

a.	On July 27, 2017, the Board of Directors was notified by Weaver & Tidwell, LLP (“Weaver”), the Company’s independent accountants, that it declined to stand for re-appointment to certify the financial statements of the Company for the year ended June 30, 2017.

b.	WEAVER’s report on the financial statements for the years ended June 30, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.

c.	Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly period ending March 31, 2017, there have been no disagreements with WEAVER on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WEAVER, would have caused them to make reference thereto in their report on the financial statements. Through the interim period July 27, 2017 (the date of dismissal of the former accountant), there have been no disagreements with WEAVER on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of WEAVER would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized WEAVER to respond fully to the inquiries of the successor accountant.

e.	During the interim period through July 27, 2017, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to WEAVER prior to the date of the filing of this Report and requested that WEAVER furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.	In July 2017, the Company’s board approved engaging KCCW Certified Public Accountants located in Alhambra, California as its new registered independent public accountant. During the years ended June 30, 2016, and 2015, and prior to July 27, 2017 (the date of the new engagement), we did not consult with Weaver regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by Weaver , in either case where written or oral advice provided by Weaver would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

16.1	Letter of Weaver & Tidwell, LLP (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM MATERIALS CORP.

Dated: July 28, 2017	/s/ Stephen Squires
STEPHEN SQUIRES
Chief Executive Officer